stoneridge.com © 2026 Q3 2026 Results November 5, 2026 Exhibit 99.2

Stoneridge

Q3 2026
Results

Non-GAAP
Financial Measures

This presentation contains information about the Company's financial results that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2026 and 2025 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that adjusted revenue, core revenue, adjusted gross profit and margin, adjusted SG&A, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted tax expense (benefit), adjusted net income (loss) from continuing operations, adjusted net income (loss), adjusted loss per share ("adjusted EPS"), earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA and margin, and net debt are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.

Adjusted revenue, adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted tax expense (benefit), adjusted net income (loss) from continuing operations, adjusted net income (loss), adjusted loss per share ("adjusted EPS"), earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA and margin, and net debt should not be considered in isolation or as a substitute for revenue, gross profit, operating income (loss), income (loss) before tax, tax expense (benefit), net income (loss), debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP.

	Q3 2025 Recast GAAP*	Q3 2025 Adjusted / Non-GAAP	Q3 2026 Reported	Q3 2026 Adjusted / Non-GAAP
Sales	$138.6 million	-	$155.8 million	$180.0 million
Gross Profit *Margin*	$32.1 million 23.1%	$32.8 million 23.7%	$11.5 million 7.4%	$35.7 million 19.9%
Operating Income *Margin*	$(1.4) million *(1.0)%*	$0.3 million *0.2%*	$(23.8) million *(15.3)%*	$0.8 million *0.4%*
Income (Loss) from Continuing Operations	$(8.9) million *(6.4)%*	$(7.6) million *(5.5)%*	$(22.9) million *(14.7)%*	$1.6 million *0.9%*
Net Income (Loss) *% of sales*	$(9.4) million *(6.8)%*	$(8.1) million *(5.8)%*	$(22.9) million *(14.7)%*	$1.6 million *0.9%*
EBITDA *Margin*	-	$5.2 million *3.7%*	-	$7.3 million *4.1%*

Note(*) - As a result of the sale of its Control Devices business segment on January 30, 2026, the Company has applied the provisions of Discontinued Operations accounting guidance and has retrospectively presented the financial results of the Control Devices segment as discontinued operations in the accompanying presentation for all periods presented.

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stoneridge.com © 2026 Q3 2026 Results 3 Forward-Looking Statements Statements in this presentation contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and may include statements regarding the intent, belief or current expectations of the Company, with respect to, among other things, our (i) future product and facility expansion, (ii) strategic focus following the sale of the Control Devices segment, (iii) acquisition strategy, (iv) investments and new product development, (v) growth opportunities related to awarded business, and (vi) operational expectations. Forward-looking statements may be identified by the words “will,” “may,” “should,” “could,” “would,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with or reimbursements from our customers or other cost reduction actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; our ability to protect intellectual property and successfully defend against assertions made against us; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; labor disruptions at our facilities or at any significant customers or suppliers; business disruptions due to natural disasters or other disasters outside of our control; the amount of our indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including our revolving credit facility; capital availability or costs, including changes in interest rates; refinancing risk and access to capital markets and liquidity; the failure to achieve successful integration of any acquired company or business; risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber- attack and other similar disruptions, the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; our ability to comply with the financial covenants in, and to refinance or replace, our Credit Facility before its July 1, 2027 maturity; and the items described in Part I, Item 1A (“Risk Factors”) and other uncertainties or risks disclosed in Stoneridge’s periodic and current reports, including the Form 10-Ks and Form 10-Qs, filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent our estimates only as of the date of this presentation and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements at some point in the future, except as required by law, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements or otherwise. Rounding Disclosure: There may be slight immaterial differences between figures in our public filings and this presentation, due to the presentation of values in millions rather than thousands.

Stoneridge

Q3 2026
Results

Q3 2026 Achievements

Continued sales growth and commercial momentum in 3Q

- On an adjusted basis, outperformed weighted-average OEM end markets by ~8%
- Record quarterly revenue for Stoneridge Brazil of $21.5 million
- Record quarterly MirrorEye revenue of >$37 million (+48% YoY)
- Secured significant increase in orders for existing vision system in the OEM market
  - Cumulative incremental sales of ~$180 million expected through 2028

Disciplined execution amid volatile macro & geopolitical backdrop

- SG&A (% of adjusted revenue) improved 317 basis points vs. Q3 2025
- On track to deliver at least $5M in operating cost reductions in 2026
- Generated $4M in cash from operations despite working capital investment

Raising 2026 adjusted revenue guidance; Adjusted EBITDA now expected at bottom end of range

- Inflationary cost pressure, unfavorable currency impact and actions to resolve legacy matters in Q2/Q3 offset stronger topline performance

Q3 2026 Results

Adjusted Revenue
$180M
29.9% growth vs. Q3 2025

Adjusted Gross Margin
19.9%
382 bps decrease vs. Q3 2025

Adjusted EBITDA
$7.3M
40%+ improvement vs. Q3 2025

Cash from Operations
$4M
$3.6M YoY Improvement

Note: Q3 2025 results were recast in accordance with Discontinued Operations guidance as a result of the sale of Control Devices
*Based Market Data Q4 2026 MHCV IHS (Class 7&8) and 2025 SRI end market weightings excluding Control Devices segment

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stoneridge.com © 2026 Q3 2026 Results 455 496 462 494 468 447 2024 2025 2026 2027 Prior Forecast Current Forecast Commercial Vehicle Market Update EUROPE 45.5% OF 2025 SALES** COMMERCIAL VEHICLE FORECAST* (Thousands of Units) SOURCE: Current Forecast Q4 2026 MHCV IHS, Previous Forecast Q3 2026 MHCV IHS *Includes Class 7-8 **Weightings exclude Control Devices segment revenue in 2025 (4.5)% 3.4% 6.8% Production Forecast Update • Our weighted-average OEM end markets are forecasted to grow by 5.0% in 2026 and 2.9% in 2027 based on current IHS forecasts • This compares to the prior forecast indicating growth of 3.8% in 2026 and 5.3% in 2027 • Initial 2026 guidance assumed flat global industry volume – revised adjusted revenue guidance now assumes a low- to mid-single digit percentage improvement as well as favorable SRI-specific factors (outperformance in Brazil and Electronics commercial momentum) 103 107 106 107 129 111 2024 2025 2026 2027 Prior Forecast Current Forecast SOUTH AMERICA 10.3% OF 2025 SALES** (14.3)% (4.2)% 0.9% 327 322 325 312 376 290 2024 2025 2026 2027 Prior Forecast Current Forecast NORTH AMERICA 22.7% OF 2025 SALES** (22.9)% 12.2% (4.2)% 5

Q3 2026
Results

New Growth Drivers

Significant additional orders in the OEM market



- Volume increase with ramp-up beginning in 2027 for existing vision systems to the OEM market
- $180M total incremental revenue expected through 2028

Extending MirrorEye into Autonomous Trucks


kodiak

- MirrorEye in use on Kodiak AI's newly deployed autonomous trucks
- Exploring ways to integrate more Stoneridge technology and develop solutions that improve how vehicle data is processed
- Stoneridge's FMCSA exemption lets Kodiak AI design future platforms without conventional mirrors

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stoneridge.com © 2026 Financial Update

stoneridge.com © 2026 Q3 2026 Results Financial Summary Solid Q3 progress marked by revenue growth and overhead cost improvements • Continued progress on overhead cost control efforts • SG&A cost improvement of 317 bps • D&D cost improvement of 84 bps Adjusted Sales Adjusted Gross Margin Adjusted Operating Margin Adjusted EBITDA Margin -382 bps +20 bps $138.6 $180.0 Q3 2025 Q3 2026 +34 bps* +29.9% 4.2% 3.7%$0.3 $0.8 Q3 2025 Q3 2026 0.2% 0.4%$32.8 $35.7 Q3 2025 Q3 2026 19.9% 23.7% • Higher sales in the North American and European commercial vehicle markets • Higher Brazilian OEM sales • Mexico manufacturing agreement contributed $6.3 million • Favorable volume impact • Incremental warranty cost • Higher materials expense • Unfavorable sales mix at Stoneridge Brazil • Adjusted EBITDA margin improved by 34 bps $5.2 $7.3 Q3 2025 Q3 2026 3.7 4.1 8

9stoneridge.com © 2026 Q3 2026 Results Sales Adjusted Operating Income Electronics Performance Q3 2026 Financial Results • Q3 sales growth of 30.5% vs. Q3 2025 • Higher sales in NA and Europe commercial vehicles markets • Organic sales growth of 26.4% • Unfavorable FX translation impact of ~$1.4 million • Adjusted operating income decreased by 217 basis points vs. Q3 2025 • Fixed cost leverage on sales growth and realized cost savings more than offset by combination of incremental warranty costs, strategic inventory-related actions and higher material expenses Robust Q3 revenue growth offset by costs related to legacy warranty and inventory matters Q3 2025 vs Q3 2026$’s in USD Millions + 30.5% $6.7 $5.4 Q3 2025 Q3 2026 5.6% 3.4% - 217 bps $121.5 $158.6 Q3 2025 Q3 2026

10stoneridge.com © 2026 Q3 2026 Results Sales Adjusted Operating Income Stoneridge Brazil Performance Q3 2026 Financial Results • Q3 sales growth of $4.3 million, or 25.3% vs. Q3 2025 • Organic sales growth of 19.3% • Favorable FX translation impact of ~$1 million • Adjusted operating income declined by 411 basis points vs. Q3 2025 • Improved cost leverage on higher revenue more than offset by unfavorable sales mix and overhead investments Sales momentum continued in Q3; primarily offset by adverse mix Local OEM business grew 56% vs. Q3 2025 Q3 2025 vs Q3 2026$’s in USD Millions + 25.3% - 411 bps $2.7 $2.5 Q3 2025 Q3 2026 15.7% 11.5% $17.1 $21.5 Q3 2025 Q3 2026

11stoneridge.com © 2026 Q3 2026 Results Q3 2026 Performance • Q3 net debt of $80.2 million • $41.6 million improvement vs. Q3 2025 • Successfully balancing working capital efficiency and growth investment • Generated cash from operations of $4 million • Inventory turns improved to 4.7x (vs. 3.6x in Q325) despite strategic working capital investment Capital Structure • Anticipated working capital investment to continue throughout 2026 • Remain in compliance with all current debt covenant ratios • Debt refinancing process progressing Capital Structure Update Cash from operations improved versus Q3 2025; debt reduced by $7 million sequentially Inventory Turns 28.5% Increase $’s in USD Millions Net Debt $41.6M Improvement$121.8 $80.2 $49.3 $63.4 Q3 2025 Q3 2026 Total Cash Net Debt 3.6 4.7 Q3 2025 Q3 2026

Stoneridge

Q3 2026
Results

2026 Full-Year Guidance

Revising full-year 2026 outlook

	Prior	Updated
Adj. Revenue	$645M - $670M	$690M - $700M
Adj. Gross Margin	21.5% - 22.0%	20.5% - 21.0%
Adj. Operating Margin	0.0% - 0.5%	(0.5)% - 0.0%
Adj. EBITDA | *Margin*	$20M - $25M *3.1% - 3.7%*	$20M - $25M *2.9% - 3.6%*

The Company has not provided a reconciliation of its full-year 2026 guidance for adjusted revenue, adjusted gross margin, adjusted operating margin, and adjusted EBITDA (or adjusted EBITDA margin) to the most directly comparable GAAP financial measures because the Company is unable to provide such reconciliations without unreasonable effort. This is due to the inherent difficulty of forecasting with the required precision the timing and amount of various items that have not yet occurred, are out of the Company's control, or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable reconciling information, which could be material to future results calculated in accordance with GAAP. The Company's actual results calculated in accordance with GAAP may vary materially from these non-GAAP financial measures presented herein.

- **Increasing full year adjusted revenue outlook**
  - Market outpacing original expectations for 2026
  - Continued success in Brazil OEM business
  - Ongoing product momentum in Electronics
- **Adj. EBITDA now expected at bottom end of range due to actions taken to resolve certain legacy matters in Q2/Q3, and anticipated inflationary pressure and unfavorable currency in Q4**
  - On track to deliver at least $5 million in structural cost savings
  - Actions taken to resolve legacy matters (warranty, inventory) were not embedded in initial guidance
  - Focused on addressing material cost inflation for the remainder of the year

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Stoneridge
Q3 2026
Results

Q3 Summary

Progressing on our key strategic priorities to drive long-term shareholder value

Superior Customer Value Proposition

Focused **Advanced Technology**

- Significant additional orders for existing vision systems in the OEM market
- Expansion of MirrorEye technology into autonomous trucks

Excellence in Execution

- Relentless focus on end-to-end quality management
- Overhead cost reduction
- Improved operating cash flow and net debt reduction

Strong **Performance Culture** Driven by Passion

- Talent aligned with core technology strategy
- Reinforced creativity and accountability

Drive Long-Term Shareholder Value – Q3 Progress


Market Outperformance

~8%
Market Outperformance*


Margin Expansion

~34 bps
Adj. EBITDA Margin Expansion vs. Q3 2025


Cash Generation

~$42M
Net Debt Reduction vs. Q3 2025

$3.6M
YoY Cash from Operations Improvement

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*Based on Market Data Q4 2026 MHCV IHS (Class 7&8) and 2025 SRI end market weightings excluding Control Devices segment

stoneridge.com © 2026 Appendix Materials

stoneridge.com © 2026 Appendix 15 Balance Sheets

stoneridge.com © 2026 Appendix 16 Income Statement

stoneridge.com © 2026 Appendix 17 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation.

stoneridge.com © 2026 Appendix 18 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. (B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets. (C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries.

stoneridge.com © 2026 Reconciliations to US GAAP

stoneridge.com © 2026 US GAAP Reconciliations US GAAP Reconciliations 20 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2026 US GAAP Reconciliations 21 US GAAP Reconciliations Reconciliation of Adjusted Net Sales Q3 2026Q3 2025(USD in millions) $ 155.8$ 138.6Net Sales 24.2$ —Add: Pre-Tax PM Soot Arbitration Judgment $ 180.0$ 138.6Adjusted Net Sales Results for the third quarter of 2026 were adversely affected by a pre-tax charge of $24.2 million, recorded as a reduction to net sales, related to an adverse ruling received on November 2, 2026 in the previously disclosed arbitration proceeding brought by a former customer of our Control Devices business regarding legacy PM sensor product warranty claims. The Company exited the PM sensor product line in 2019 and divested its Control Devices business in the first quarter of 2026. The arbitration panel awarded the former customer €22.5 million (approximately $25.5 million), including interest and costs. Because the ruling provided additional evidence about conditions that existed at September 30, 2026, the charge was recognized in our third quarter results. The Company disagrees with the ruling and continues to believe the claims lack merit, and it is evaluating its options with respect to the award. However, there can be no assurance that the Company will be successful in appealing the decision and may ultimately be obligated to satisfy the award without modification. Provided that an appeal is not successful, the Company expects to pay the award from cash on hand, including cash held outside the United States, and intends to hold discussions with the former customer regarding the timing of payments.

stoneridge.com © 2026 US GAAP Reconciliations 22 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit Q3 2026Q3 2025(USD in millions) $ 11.5$ 32.1Gross Profit —$ 0.7Add: Pre-Tax Business Realignment Costs $ 24.2$ —Add: Pre-Tax PM Soot Arbitration Judgment $ 35.7$ 32.8Adjusted Gross Profit

stoneridge.com © 2026 US GAAP Reconciliations 23 US GAAP Reconciliations Reconciliation of Adjusted Operating Loss Q3 2026Q3 2025(USD in millions) $ (23.8)$ (1.4)Operating Loss —1.8Add: Pre-Tax Business Realignment Costs 0.3—Add: Pre-Tax Environmental Remediation Costs 24.2—Add: Pre-Tax PM Soot Arbitration Judgment $ 0.8$ 0.3Adjusted Operating Loss

stoneridge.com © 2026 US GAAP Reconciliations 24 US GAAP Reconciliations Reconciliation of Adjusted Loss from Continuing Operations Q3 2026Q3 2025(USD in millions) $ (22.9)$ (8.9)Loss From Continuing Operations —1.3Add: After-Tax Business Realignment Costs 0.3—Add: After-Tax Environmental Remediation Costs 24.2—Add: After-Tax PM Soot Arbitration Judgment $ 1.6$ (7.6)Adjusted Loss From Continuing Operations

stoneridge.com © 2026 US GAAP Reconciliations 25 US GAAP Reconciliations Reconciliation of Adjusted Net Loss Q3 2026Q3 2025(USD in millions) $ (22.9)$ (9.4)Net Loss —1.3Add: After-Tax Business Realignment Costs 0.3—Add: After-Tax Environmental Remediation Costs 24.2—Add: After-Tax PM Soot Arbitration Judgment $ 1.6$ (8.1)Adjusted Net Loss

stoneridge.com © 2026 US GAAP Reconciliations 26 US GAAP Reconciliations Reconciliation of Q3 2026 Adjusted Tax Rate Tax RateQ3 2026(USD in millions) $ (25.6)Loss Before Tax $ 0.3Add: Pre-Tax Environmental Remediation Costs $ 24.2Add: Pre-Tax PM Soot Arbitration Judgment $ (1.0)Adjusted Loss Before Tax 10.50%(2.7)Income Tax Expense —Add: Tax Impact from Pre-Tax Adjustments 256.18%$ (2.7)Adjusted Income Tax Expense on Adjusted Loss Before Tax

stoneridge.com © 2026 US GAAP Reconciliations 27 US GAAP Reconciliations Reconciliation of Q3 2026 Adjusted Net Income and EPS Q3 2026 EPSQ3 2026(USD in millions, except EPS) $ (0.81)$ (22.9)Net Loss 0.010.3Add: After-Tax Environmental Remediation Costs 0.8524.2Add: After-Tax PM Soot Arbitration Judgment $ 0.06$ 1.6Adjusted Net Loss

stoneridge.com © 2026 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Adjusted EBITDA Q3 2026Q3 2025(USD in millions) $ (25.6)$ (6.9)Loss Before Income Taxes from Continuing Operations 2.93.8Interest expense, net 5.56.5Depreciation and amortization $ (17.2)$ 3.4EBITDA —1.8Add: Pre-Tax Business Realignment Costs 0.3—Add: Pre-Tax Environmental Remediation Costs 24.2—Add: Pre-Tax PM Soot Arbitration Judgment $ 7.3$ 5.2Adjusted EBITDA

stoneridge.com © 2026 US GAAP Reconciliations 29 US GAAP Reconciliations Reconciliation of Electronics Adjusted Operating Income Q3 2026Q3 2025(USD in millions) $ 5.4$ 5.9Electronics Operating Income —0.9Add: Pre-Tax Business Realignment Costs $ 5.4$ 6.7Electronics Adjusted Operating Income Reconciliation of Stoneridge Brazil Adjusted Operating Income Q3 2026Q3 2025(USD in millions) $ 2.5$ 2.7Stoneridge Brazil Operating Income $ 2.5$ 2.7Stoneridge Brazil Adjusted Operating Income

stoneridge.com © 2026 US GAAP Reconciliations 30 US GAAP Reconciliations Reconciliation of Net Debt Q3 2026Q3 2025(USD in millions) $ 143.7$ 171.1Total Debt 63.449.3Cash and Cash Equivalents $ 80.2$ 121.8Net Debt

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Stoneridge

New Program Wins

Off-Highway Vision Program Totaling:

~$375M
Estimated Lifetime Revenue

~$120M
Estimated Peak Annual Revenue



Program Highlights

- Achieved a major milestone with new multi-year off-highway program through 2030
- Reinforces our position as a trusted partner for advanced vision systems in the off-highway market

Q3 2026
Results

Largest Bus & Coach CMS Award To Date



~$42M
Estimated Lifetime Revenue

~$10M
Estimated Peak Annual Revenue

Program Highlights

- Program with an existing bus platform of a leading global commercial vehicle manufacturer
- Full commercialization expected in 2027
- Expecting this award to pave the way for future opportunities with this OEM customer globally

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